Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report on Form 10-Q of Rica Foods, Inc. (the “Company”) for period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Calixto Chaves, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GINA SEQUEIRA

Gina Sequeira Chief Financial Officer

August 19, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Rica Foods, Inc. and will be retained by Rica Foods, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.